EXHIBIT 99.2

Safe Harbor Statement This presentation contains forward-looking statements. These forward-looking statements are just predictions subject to risks and uncertainties that could cause actual events or results to materially differ from those projected. Such risks and uncertainties include, but are not limited to, the market's acceptance of our products and technology, our ability to develop new markets, products and processes, our future competitiveness, the projected growth of the Company and its markets, the semiconductor equipment market drivers, capacity requirements and investment in and utilization of new technology and other risks described in the Company's filings with the Securities and Exchange Commission. The Company and management assume no obligation to update or supplement this presentation, including forward-looking statements, that become untrue because of subsequent events.

Larry Murphy President and COO

Investment Highlights

- Global innovator in wet processing
  - Installed base >$2 Billion - 40K tools
- New "RAIDER" platform - 87 units shipped
  - $2.5M ASP >50% Gross Margin
  - Driving batch to single wafer processing
  - HydrOzone®, FluorOzone®, Megasonics
- New infrastructure in Asia
- Dominate packaging market
- Outperforming industry

SEMITOOL
Technology That Works

Semitool Expertise 26 years of "wet processing" 1st into plating market Ability to bring solutions rapidly to our customers Patents: 293 issued, 191 pending

Rapid Innovation Customer driven Unique employee base Superior culture Stable, innovative technical talent Vertically integrated Product development: days/weeks

Markets We Serve 500+ Fabrication Steps Steps Packaging Back End of Line - Interconnect Front End of Line 15 100 40 SEMITOOL 155 Increasing wet process steps

Wet Processing Key Transitions Market growing faster than industry Batch to single wafer (300mm) Drivers include: Shrinking line widths New materials - copper, low-k, high-k Transition to 300mm Greater process control Fault-free wafer handling Why SEMITOOL?

Semitool's Increasing TAM TAM $1.7B TAM $1.1B 2008 2004 $ 2,000 $ 1,800 $ 1,600 $ 1,400 $ 1,200 $ 1,000 $ 800 $ 600 $ 400 $ 200 $ 0 Single Wafer FEOL Batch Spray Single Wafer BEOL Copper ECD WLP ECD WLP Cleans

Wet Processing Markets New customer demands create market share shift opportunity BEOL - copper creates new problems FEOL - transition from batch to single wafer WLP (wafer level packaging) Higher chip count per wafer drives the economics of WLP Smaller form factor applications Chemical processing customers demand Greater process control High-throughput High-reliability Lower CoO

Semitool's RAIDER Platform Common single wafer platform for: Surface Preparation - Cleaning Wafer Level Packaging Copper Plating ASP $2.5M Copper ECD Cleaning Packaging No teach Automation!

RAIDER Platform Introduced mid 2003 Taking market share in all 3 markets - Plating, Cleaning & Packaging Dominant share in packaging Successfully seeded global market Have placed over 100 tools 70% represent new customer adoptions Platform at business inflection point Follow-on orders increasing Increasing volumes will leverage financial model

The RAIDER Effect NET Bookings (Excluding Royalties) SEMITOOL Industry Front End Equip Only SEMITOOL Bookings Industry FEOL Bookings 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0 8000.0 7000.0 6000.0 5000.0 4000.0 3000.0 2000.0 1000.0 0.0 Q1 99 Q3 99 Q1 00 Q3 00 Q1 01 Q3 01 Q1 02 Q3 02 Q1 03 Q3 03 Q1 04 Q3 04 Q1 05 Q3 05 Q3 98

Key Benefits of RAIDER Technology BEOL Common platform for cleaning and plating Lower ongoing and consumables costs FEOL - Raider versus "wet bench" Superior process control - Unique "ozone" and Megasonic combination in one tool Up to 20% yield improvement 1/3 footprint with competitive throughput & cost Industry's Only "No Teach" Automation! Saves Time and Money

Semitool's Strategies Grow share in BEOL Displace wet bench - FEOL Renewed focus on Asia Maintain dominance in packaging Benefits Market opportunity increase > $600 million Opportunity to grow significantly faster than overall market

0 500 1000 1500 2000 2500 Cleaning Market TAM $2.2B TAM $1.6B 2008 2004 Batch Spray Single Wafer Wet Bench

Wafer Level Packaging Market Key drivers of market are: Move to lead free, smaller devices, lower power, chip stacking By providing both plating and cleaning solutions to the industry, Semitool has been able to establish dominant market share Cleans 43% Plating 58% Cleans 32% Plating 68% TAM $405M TAM $165M 2008 2004 Make Bar Graph

Copper Market Broad copper adoption accelerates the need for lower costs Memory and consumer semiconductor manufacturers are more cost sensitive 65nm>45nm - industry requires best of breed platform Market will move away from sales of suites of tools as technology demands increase DRAM 11% FLASH 4% Nano-MEMS 1% Processor 84% Processor 58% DRAM 16% FLASH 22% Nano-MEMS 4% TAM $600M TAM $360M 2009 2004 Make Bar Graph

Technology Process control required at 65nm + 45nm Fine tuning deposition reduces downstream CMP costs Seed layer repair Direct on barrier deposition Semitool's Copper Advantage Eliminates deficiencies in PVD at 65nm & 45nm

Copper Plating Cost/Wafer Driving Factor in Memory Adoption Novellus SEMITOOL $ .00 $ .50 $1.00 $1.50 $2.00 $2.50 $3.00 $1.64 $2.58

Future Opportunities Rimmed Wafer thinning Chip Stacking - Deep Via Plating Wafer Polishing Porous Silicon Mini-Batch Anneal

Semitool's New Asian Focus Historically not focused on Asia Senior management actively engaged Hired new managers for Asia Transitioning from indirect to direct sales Resulting in dramatic growth opportunity $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 Reverse Graph/Add Legend/Add Dates

Semitool Operating Model High gross margins driven by: Differentiated, highly value added products Low cost manufacturing and engineering Significant operating leverage Current breakeven at $43M a Quarter Roughly 48% of every dollar above BE falls to BL Consolidation to single product platform Will lower manufacturing and support costs

Blue Chip Customer Base

Larry Viano CFO

Financial Highlights Strong order momentum and backlog driven by Raider Start fiscal 2006: $85M revenue backlog (shipping backlog + deferred revenue) Backlog 60% Raider $65 million Q4 bookings - 5 year high Semitool FY05 bookings outpaced equipment industry Significant gross margin expansion Raider - primary factor for 51% GM in FY 05 Leverageable R&D and SG&A costs

Quarterly Highlights $25 $20 $29 $39 $28 $57 $27 $45 $47 $39 $49 $42 $46 $46 $47 $41 $48 $65 Sept 03 Dec 03 Mar 04 Jun 04 Sep 04 Dec 04 Mar 05 Jun 05 Sep 05 Quarterly Revenue Quarterly Bookings Add Gross Margins/ Line

Operating Statement Fiscal 2001 2002 2003 2004 2005 Target* Net Sales $256.5 $123.7 $117.0 $139.6 $190.4 >$250 Gross Margin 50.0% 47.7% 46.5% 55.4% 50.9% 51-53% R&D 10.7% 18.7% 15.1% 10.8% 10.4% 10-11% SG&A 26.5% 48.9% 44.8% 36.8% 34.9% 25-27% Oper. Margin 12.8% -19.9% -13.4% 7.8% 5.6% 13-17% EBITDA Shipments $56.2 $236.9 $(14.6) $123.8 $(26.8) $95.9 $16.2 $173.0 $21.8 $170.0 Book-to-Bill Headcount 0.7 1409 0.9 1022 0.8 701 1.4 958 1.4 1056 *During peak Cycles Pro Forma Dollars in millions

Notes to Financial Model SOX cost of $3M in FY05 will drop to $2M in FY06 Royalty income - AMAT $7.5M 2004 Ebara $3.25M 2004 Novellus $2.9M 2005 Potential for further royalty income Completion of infrastructure changes in Asia in 2006 will result in significant ongoing cost savings

Balance Sheet Data 9/30/05 9/30/04 Cash & Short-term Investments $ 7.0 $ 22.4 Accounts Receivable 42.2 52.3 Inventory 72.3 55.4 Total Assets 177.9 181.3 Total Debt 3.4 2.3 Shareholders' Equity 120.4 109.8 Working Capital 83.6 78.3 Current Ratio 2.6:1 2.2:1 Available Line of Credit $ 30.0 $ 15.0

Investment Highlights Global industry leader and innovator in wet processing Industry at upward inflection point "Raider" has significant wins, upside potential & superior GM New focus & infrastructure changes in Asia accelerating business Semitool wins in move from batch to single wafer wet processing 18 of the 20 top semiconductor companies as customers In 2005 Semitool greatly exceeded industry, setting stage for 2006 Proceeds will fund increasing level of business